PUTNAM MUNICIPAL OPPORTUNITIES TRUST

AMENDMENT NO. 2

to

AGREEMENT AND DECLARATION OF TRUST

Dated as of March 14, 2011

      The undersigned, constituting a majority of the duly elected and qualified Trustees of Putnam Municipal Opportunities Trust (the Trust), a Massachusetts business trust organized and existing under the laws of the Commonwealth of Massachusetts pursuant to an Agreement and Declaration of Trust dated April 1, 1993, as amended through July 12, 2001 (the Declaration of Trust), pursuant to the authority granted to the Trustees by Article IX, Section 9 of the Declaration of Trust to amend the Declaration of Trust without a shareholder vote for the purpose of supplying any omission, curing any ambiguity or curing, correcting or supplementing any defective or inconsistent provision in the Declaration of Trust, do hereby amend Article V, Section 3 of the Declaration of Trust by striking out said Section in its entirety and inserting in lieu thereof the following:

      A majority of Shares entitled to vote on a particular matter shall be a quorum for the transaction of business on that matter at a Shareholders meeting, except that where the Bylaws require that holders of any class or series shall vote as an individual class or series, then a majority of the aggregate number of Shares of that class or series entitled to vote shall be necessary to constitute a quorum for the transaction of business by that class or series. Any lesser number shall be sufficient for adjournments. Any adjourned session or sessions may be held, within a reasonable time after the date set for the original meeting, without the necessity of further notice. Except when a different vote is required by any provisions of this Declaration of Trust or the Bylaws, a majority of the Shares voted shall decide any questions and a plurality shall fix the number of Trustees and elect a Trustee, provided that where the Bylaws require that the holders of any class or series shall vote as an individual class or series, a majority of the Shares of that class or series voted on the matter (or a plurality with respect to fixing the number of Trustees and the election of a Trustee) shall decide that matter insofar as that class or series is concerned.


*     *     *

	This instrument may be executed in several counterparts, each of which shall be deemed an original, but all taken together shall constitute one instrument.



[The rest of the page intentionally left blank.]




      IN WITNESS WHEREOF, the undersigned, being a majority of
the Trustees of the Trust, have signed this instrument as of the date first set forth above.
/s/ Ravi Akhoury
Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow
/s/ Jameson Adkins Baxter


Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler
/s/ Barbara M. Baumann


Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson
/s/ Charles B. Curtis


Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III
/s/ Robert J. Darretta


Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds
/s/ John A. Hill


John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.



/s/ Paul L. Joskow
Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow


/s/ Kenneth R. Leibler
Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler


/s/ Robert E. Patterson
Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson


/s/ George Putnam, III
Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III


/s/ Robert L. Reynolds
Robert J. Darretta

Robert L. Reynolds



John A. Hill

W. Thomas Stephens







      IN WITNESS WHEREOF, the undersigned, being a majority of the Trustees of the Trust, have signed this instrument as of the date first set forth above.

Ravi Akhoury

Paul L. Joskow



Jameson Adkins Baxter

Kenneth R. Leibler



Barbara M. Baumann

Robert E. Patterson



Charles B. Curtis

George Putnam, III



Robert J. Darretta

Robert L. Reynolds


/s/ W. Thomas Stephens
John A. Hill

W. Thomas Stephens